February 24, 2006

Supplement

SUPPLEMENT DATED FEBRUARY 24, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES
CLASS X and CLASS Y
Dated April 29, 2005

With respect to the Global Equity Portfolio, the following information is hereby added in the section of the Statement of Additional Information titled ‘‘V.   Investment Advisory and Other Services — G.   Fund Management — Other Accounts Managed by the Portfolio Managers’’:

With respect to the Global Equity Portfolio as of January 31,  2006:

John T. Roche managed three mutual funds with a total of approximately $6.6 billion in assets; no pooled investment vehicles; and no other accounts.

With respect to the Global Equity Portfolio, the following information is hereby added in the section of the Statement of Additional Information titled ‘‘V.   Investment Advisory and Other Services — G.   Fund Management — Securities Ownership of Portfolio Managers’’:

As of January 31, 2006, John T. Roche did not own any shares of the Fund. However, he has made investments in one or more mutual funds managed by the same portfolio management team pursuant to a similar strategy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.